Engineered Materials Tom Kelly

Improving the world and everyday life Electronics Automotive Medical Small Appliance Consumer Packaging Industrial 2

PROJECT PIPELINE MODEL CONTINUES TO DIFFERENTIATE EM; DIGITALIZATION STRENGTHENS THE MODEL BY INCREASING SCALABILITY, PREDICTABILITY GROWTH FOCUSED PROGRAMS IN FUTURE MOBILITY, MEDICAL AND CONNECTIVITY POSITION EM FOR OUTSIZED GROWTH AN EXPANDED PORTFOLIO OF SUSTAINABLE OFFERINGS ENABLES GROWTH IN EXISTING AND NEW END MARKETS Themes you will hear today 1 2 3 4 INVESTMENTS IN LOCALIZATION WILL CONTINUE TO SUPPORT DOUBLE-DIGIT GROWTH IN ASIA 3

A broad portfolio and application expertise...

MULTIPLYING OUR MOMENTUM

Broad Polymer Portfolio

25-30 UNIVERSE OF ENGINEERED POLYMERS

>20 CELANESE ENGINEERED MATERIALS

PEER 1

PEER 2

PEER 3

~50% OF CE BREADTH

PEER 4

PEER 5

PEER 6

PEER 7

PEER 8

~25% OF CE BREADTH

Industry Leading Technical Competencies

- Formulation Development
- Part & Tool Design
- Prototyping
- Part Processing
- Testing & Analytical
- Customer Trials
- Application Development

2020 Net Sales

- Automotive
- Electrical & Electronics
- Industrial
- Consumer
- Medical
- Food & Beverage
- Other

...drive outsized, innovation-led growth

Based on internal estimates

Celanese 4

Strategic acquisitions and JV actions...

MULTIPLYING OUR MOMENTUM

Bolstered solution offering and global reach

	Cool Polymers	So.F.Te.R.	NILIT Plastics	Omni Plastics	Next Polymers Ltd.
HIGH GROWTH GEOGRAPHY		●	●		●
SOLUTION SET		● elastomers	● nylon	●	
KEY END MARKET EXPERTISE	● electronics		●	●	
ENABLING COMPETENCIES	●		● recycled content	●	● recycled content

Reduced EM adjusted EBIT from affiliate earnings by half to ~15%

Polyplastics

Monetized passive investment for $1.6B

KEP

Agreement to restructure as manufacturing JV; 70 kt of POM offtake

Ibn Sina

Increased CE's economic interest to 32.5%; EM markets Ibn Sina POM post-expansion

...add to capabilities set and maximize shareholder value

Celanese 5

Continuous innovations to expand solution set... Celanese Custom Applications LI-ION 5G UV New in 2020 ...enable growth in new markets 6

Pipeline model reinforced by growth programs...

MULTIPLYING OUR MOMENTUM


Revenue / Earnings
FUTURE GROWTH PROGRAMS
OPPORTUNITY PIPELINE
MARKET BASED GROWTH
(T_0-18 months)
Current (T_0)
NEW
INCUBATE
ACCELERATE
PARTICIPATE

- Disruptive trends
- Growth and profit focus
- New to CE / new to customers
- Technology roadmaps

- Unmet customer needs
- Customized material development
- Curated opportunities
- Differentiated customer experience

...drives growth rates far above the market

Note: Includes impact of COVID-19

Celanese 7

...13-17% per year through 2023 1Excludes Earnings from Affiliates 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Adjusted EBIT (base business)1 Adjusted EBIT margin Project Pipeline & Acquisitions Growth ProgramsPre-Opportunity Pipeline >25% Softer Nilit Omni Asia growth through localization Sustainable portfolio NEXT Model and growth programs lift EM earnings... ~$300M - 500M 8 ~$450M - 700M

Leveraging years of pipeline data to make model more efficient and predictive Opportunity model continues to be foundational Customer Engagement Model Generating Projects Daily Projects to be Implemented and Extended at Customers Projects Aggregated, Prioritized & Executed Projects We Can Win Expert Committee Evalution Fast Fail Global Solution Set and Skill Domains 9

Model evolves to support continued innovation...

MULTIPLYING OUR MOMENTUM

SCALE THE MODEL

2015	2016	2017	2018	2019	2020	2023F
EM 1.0	700 TEAM MEMBERS		EM 2.0		Digitalized	
Implement New Model	Debottleneck Model	Run Model Hard	Leverage Model	Maximize the Model	Enhanced Efficiency	Program Evolution

DELIVERING GROWTH (Peak Net Sales)[1]



35% win rate
47% win rate
16% increase in peak net sales per project
year over year
TARGETING
10% CAGR
in Net Sales

...and remained strong through market disruption

[1]Peak net sales denote the projected highest net sales by opportunity

Celanese 10

Growth programs and technology innovation make EM future ready Programs aligned with mega trends Elements of program that enable growth Connectivity Dedicated Program Teams Forward Looking Objectives Aligned Technology & Product Roadmaps Voice-of-Customer Driven Approach 5G Future Mobility Medical Sustainability 11

Opportunities in future mobility expand the scope for EM solutions

MULTIPLYING OUR MOMENTUM

Safe navigation
Advanced Driver Assistance Systems



Lighter and safer
Electric vehicle powertrain


THERMAL MANAGEMENT
E-MOTOR
BATTERY
POWER ELECTRONICS
CONNECTORS

GUR exceptionally well-positioned
in lithium-ion battery separator (LiBS) market

	CE	PEER 1	PEER 2	PEER 3
Global Production & Sales	●			
Portfolio Breadth	●	●		
Global Technical Expertise	●			
Customized Solutions	●	●	●	
Separator Manufacturer*	●	●	●	●
Battery*	●	●	●	
OEMs*	●			

*LiBs Mfg. Relationships

3.5x Number of opportunities with new customers
2019 - 2020

3.5x Number of OEM specifications in e-powertrains
2019 - 2020

24% Growth in pipeline net sales[1] from future mobility program
2019 - 2020

[1]Peak net sales denote the projected highest net sales by opportunity

Celanese 12

Focused EV program driving growth beyond industry fundamentals...

MULTIPLYING OUR MOMENTUM

RECOVERY IN AUTO BUILDS

(CAGR 2020-2023F)

CAGR 2020-23F ~10%



Battery Electric Vehicles
Hybrid & Electric Vehicles
Internal Combustion Engine
~50%
~40%
~0%
2020
2021F
2022F
2023F

+

GROWING ADDRESSABLE POLYMER CONTENT

(kilos per vehicle)
(2020)



13
21
30
Internal Combustion Engine
Hybrid Electric
Battery Electric

=

GROWTH IN EM ACCESSIBLE POLYMER MARKET

CAGR 2020-23F ~11%



Hybrid & Electric Vehicles
Internal Combustion Engine
2020
2021F
2022F
2023F

...with >10% growth in auto business from 2020-2023

Based on IHS Markit data and internal estimates

Celanese 13

Broad medical-pharma capabilities...

MULTIPLYING OUR MOMENTUM

Capabilities

Portfolio

- Customized POM, GUR, PBT, LCP, EVA grades
- Certified biocompatibility grades

Customer Partnerships

- Design assistance
- Analytical testing
- Moldflow® for modeling and analysis
- Processing support
- Regulatory support
- Pharma lab feasibility services

Segments

- Orthopedic implants
- Inhalers and injectors
- Medical bags and fluid handling
- Long-acting drug delivery
- Lab equipment and diagnostics
- Surgical instruments

Therapeutic Areas

EXISTING


Orthopedics


Diabetes


COPD / Asthma


Women's Health

EMERGING


Anti-virals (e.g., HIV)


Oncology


Ophthalmology


Central Nervous System Disorders

...enable a range of therapeutic solutions

Celanese 14

VitalDose® success in drug delivery systems...

MULTIPLYING OUR MOMENTUM

VITAL Dose® Controlled Release Excipient

Celanese Solution

Controlled Release Dynamics



Dynamic Drug Concentration
Higher prevalence of side effects in this region
Time

- Maximum Effective Concentration
- Minimum Effective Concentration
- Conventional Formulation
- VitalDose® Controlled Release Solution

Platform Technology

- Drug-eluting implants
- Intravaginal rings
- Ophthalmic devices
- Transdermal patches

Therapeutic Areas

- Oncology
- Anti-virals
- Central nervous system disorders
- Women's health
- Ophthalmology

Industry Focus

- Improved Efficacy
- Patient-centered Treatments
- Fewer Interventions
- Value-based Healthcare

...creating new opportunities for future growth

Celanese 15

Connectivity

Multiple mega trends are enabled by 5G...

MULTIPLYING OUR MOMENTUM

Advancements in 'smart' applications...



Base Station
Smart City
CONNECTED COMMUNITY: 5G & BEYOND
Mobile Devices
Telecommunication
Automotive
Manufacturing

...are creating new design requirements

- Improved reliability
- Enable smaller and higher performance antenna
- Broad bandwidth
- Part consolidation
- Weight reduction
- Improved signal integrity
- EMI shielding

...driving demand for high-value, tailored solutions

Celanese 17

Customizing LCP to meet unique design requirements...

MULTIPLYING OUR MOMENTUM

Celanese 5G Technology Roadmap


Ultra Low Df Zenite® LCP
• Minimize Signal Loss
Dk:<20
Dk: 8-18
High Dk Zenite® LCP
• Smaller Antenna
• Impedance Reduction
Dk:<0.0006
Df: 0.001
Commercial LCP & PPS
Dk: 3.7-~7
Df: 0.002 -~0.01
Dk: 3-4
Dk:<3
Low Dk Zenite® LCP/ Fortron® PPS
• Signal Cross-Talk Reduction
Dielectric Constant, Dk
Dissipation Factor, Df
Development

Pipeline Growth[1]


2x
GROWTH
2018-20
2018
2019
2020

...across multiple applications to drive innovation

[1]Peak net sales denote the projected highest net sales by opportunity

Celanese 18

Growing portfolio of sustainable offerings...

MULTIPLYING OUR MOMENTUM

	SEGMENTS	APPROACH	CELANESE SOLUTION
CURRENT END MARKETS	Highly specified performance polymer	Reduced CO_2 footprint Bio-based raw materials	• Eco-B POM NEW • Clarifoil® • BlueRidge™ NEW • China LCP
	Standard polymer	Recycled content	• Ecomid® Nylon • Celanex® PBT • Polifor® PP NEW • Amorphous NEW
NEW END MARKETS	Single-use plastics	Biodegradable	• Clarifoil® • BlueRidge™

Pipeline Growth[1]



4x
GROWTH
2018-20
2018
2019
2020

...to meet exponential global demand expansion

[1]Peak net sales denote the projected highest net sales by opportunity

Celanese 19

...to support innovation and deliver out-sized growth Investing in Asia localization... Asia Sales Volume 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Local Development Local Supply Winning with Local Innovators Commercial Excellence 2012- 2020 18% CAGR 2010-20 Production output In capital expenditures over the last 10 years Number of employees in region to support growth6x ~$100M 2010 - 2020 2012 - 20202010 - 2020 2x 20

>25% Adjusted EBIT (in millions) $403 ~$550 $700-750 2020 ~10% 2021-2023 13-17% 2021-2023 Engineered Materials financial outlook Sustainable Portfolio >30% 2023 19% Adjusted EBIT margin 1 2 3 4 Enhanced Pipeline Model Growth Programs Asia Localization 21